                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                              BELLSOUTH CORPORATION
                (Name of Registrant as Specified in its Charter)

     _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

Richard Anderson, Vice President - Business Markets of BellSouth delivered the following message on March 6, 2006.

                                  MARCH 6, 2006            BELLSOUTH CORPORATION

                  VICE CHAIRMAN & PRESIDENT - BUSINESS MARKETS

                                  DICK ANDERSON

     DICK ANDERSON: Well, good afternoon, historic day, I guess. Man, not that we didn't anticipate this, but I'm not sure that anybody expected this this weekend. So what I wanted to do was make sure that not only that you had as much information as you could in terms of the voicemail, the e-mail that's been sent out, Duane speaking to you, but then specifically for the business market for getting more information as we have it, and more importantly perhaps just answering questions.

     It is an historic day, and I think most of the folks here in Atlanta, and I also wants to welcome everybody from our offices that are on the BTN as well as you can pull this stuff after and view it. It seemed like this again that a lot of us certainly had heard speculation about. Quite frankly it was funny, today I got an e-mail, it's automated: "Dear Richard Anderson, congratulations on your 25 years of service to BellSouth." And when you go to order what your 25-year service anniversary -- well, 25 years ago, of course I was hired by AT&T. That happened to be the company, South Central Bell. How many here were here 25 years ago or more? Okay, and so hired by either Southern Or South Central? I remember there were 22 operating companies of AT&T, there were a million employees of AT&T at that time. So the articles of putting them all back together are probably reminiscent of that, but this is clearly another a different Ma Bell, or your mother's bell or anything probably in between. This is a brand new company.

     And I think the first message that I had was -- is really one of optimism and excitement. I mean, I am very much enthusiastic about the process of us in combination with SBC and AT&T over or the new AT&T and CINGULAR. Really somebody said it well on CNN early this morning: It's a merger that makes so much sense that it hurts. Meaning that to not do it would definitely have been the wrong thing, which is Scott Cleveland, well known in our industry for making those kind of comments and observations. His point is simply that with this company, we'll have the best position in the enterprise business company on the globe and we'll have the most broadband subscribers of any company on the globe. We'll have the biggest wireless company of anyone. You put all of those together and we have a tremendous set of assets and tremendous company to operate with.

     So I think going forward and we were, quite frankly, putting together tactical plans, some of it strategic in terms of how we would operate in our marketplace -- a messenger of this type of scale. I think we could have been successful in certain parts of the market. The first VP meeting that we had at the first part of the year we talked about segmentation, certain parts of the market we thought we could win at, other parts of the market we were not going to be as successful at. We put our resources against those pieces of the market, and honestly, I think they will still be there and more available to us, but now with this merger when it's complete, I would say all of the business market is addressable by our new company. So I think from that standpoint while we were crafting the future for ourselves, particularly in this part of the market, wholesale and retail business operations, now the future has been virtually handed to us by virtue of this merger.

     Now you know all of the specifics now, but in case you haven't seen it, of course this is a $67 billion merger. Our stockholders get 1.325 shares of AT&T stock for every share that they own of BellSouth stock. That's an 18 percent or so premium over the price on Friday and also a 50 percent increase in the dividends. So all perspectives from that standpoint it's good for our shareholders and what I think we are most interested in talking about is the future. So let's keep talking about that.

     The other part I think that is very compelling about this is the wireless part. And probably as I've gone around, I've thought about it over the weekend, the combination of wireless services and wire line services is more in the future than it is knot in the present. We all know that there is definite synergies there. We have run one trial here with a company in Atlanta and another up in Chicago with what's called a fixed mobile converged product and that essentially is a dual-mode handset that operates out in your car and when you're mobile, and you come into the business it goes through the PBX and out over a broadband connection. That has an enormous amount of application going forward and that can be marketed and sold under a single brand, of course will be AT&T. But more importantly the product development to get all of that done and to get it done ahead of someone like Verizon is best done with all three of these companies together, as opposed to the three of us trying to work against a common agenda.

     More than that, perhaps, when you think about what we're going to be able to do now from our southeastern base, in fact, I encourage you to do this, I went on-line last night myself and just looked at ATT.com, just to get some feel for what was out there relative to the merger announcement. But I had read some of this before but I read a little deeper last night and just looked at some of their business offerings.

     As an example they have just solidified NPLS, which of course is the emerging technology and will be the future product set. NPLS is in 127 countries, we don't have them in 127 countries, I don't think, right now. We have a strong southeastern base network but duplicating that and even if we had commercial agreement to have some kind of access to it, would be very, very difficult to do.

     I reached out to some of our larger customers this morning and talked to them, that's exactly what they said and they said, hey, this is the best combination possible. It brings our experienced BellSouth account reps, the relationship that we have, long history of service to our account with what they perceive as some of the best assets in the industry. I think there is an enormous upside in that respect.

     In the merger expectations itself, believe it or not there's not a lot of revenue upside built into the expectation. There's a little bit and there was an analyst call this morning at 10:00 AM that the leadership team of the business market group set in on working through for about an hour that was a presentation of Duane and Ed Whitacre and others for AT&T for the analyst community. There was a lot of discussion there about the technology, about conversion of wireline and wireless, and specifically about the business market and how it helped BellSouth address that marketplace.

     But the one thing that really came through from that for me in terms of upside is that they had not counted on, yet, a lot of revenue upside potential. One number I want to throw out to you here as well as the folks on the broadcast, during the last couple of months since the formation of business markets group, we've been doing a lot of work to really look at customer base. In other words, how much of the base did we have, how much were they spending in total telecom spend, where were we best positioned to go get a bigger share of customers overall? And that's what we talked about segmentation in the last meeting, that was referencing that.

     But what we found and as we looked at this was in the southeastern market, from a business customers perspective, there's about ten billion spent on telecom services that doesn't include equipment like PBX and routers. Those are purely the primary services that we sell today, ten billion. We have about 38 percent of that today in the southeast, about a 38 percent share, and that differs by market. In other words, some markets we have a little bit more, some we have a little bit less, and pretty consistently it's in that 30 to 38 percent range; meaning that there is a significant amount of upside. Certainly part of that AT&T has. You put the two of those together, we'll have an even bigger share. Even more than that, our telecom dollars being spent with others.

     When we think about future in terms of security growth and the potential of this new company, it's in markets like that where there's no reason from an end perspective, a product brand standpoint point, out of region on or globally where we can't compete for every dollar that's in the southeast. And I think that is part of, in the merger agreement thus far, at least the expectation is not held out as a significant issue. In other words, that will be over and above what's planned for the value that comes out of there.

     So having said that, I think it is exciting, for many of us if you were here 25 years ago, it's effectively is putting back together aspects of the company that we were hired by but it's a much different company. Our future is much more secure with that combination in place.

     But then it raises several questions. What can he do immediately, and perhaps what should we not do? And I want to address both of those.

     What we can do and really, quite frankly, what I want to encourage you to do is we've got to remain focused on today's work. I mean, that goes without saying, but we have customers every day that are placing orders with us, we've got customers that are running their business based on our services. They are expecting the services that we provide them to be up, be running, they are expecting their account executives to be there helping them decide on what the next thing to do is, and that has got to be and should be our focus.

     Because if you think about it, again, that puts us in the best position long term. The customer now looks at us when we call on them or whoever we are dealing with them, they are thinking about it in a new light, post-8:00 this morning. They are thinking about it as a global player, not just a non-southeastern United States, southeastern United States player.

     So our position is going to be enhanced, I think, from a position perspective. But today's products and services are exactly what we've been selling and that's what we need to keep selling and support. So I would encourage you to continue to do that, as well as we have commitments to meet this year, part and parcel to this being successfully competed obviously is that we continue our progress this year and we end this year in a good position, so when this merger is consummated, all of the financial benefits are there for our shareholders. So it's very important that we make our commitment this year, and I have every confidence that we'll be able to do that.

     What can we not do? And that's probably a little bit more not perhaps as obvious and certainly may not even be natural, but what we cannot do is we cannot walk out of here today and go partner with AT&T. In other words, AT&T today is our competitor in many respects, and in some respects is our largest customer in wholesale and in some other respects is a commercial partner that we buy services from. So all three of those, as a competitor, as a customer and as a commercial partner, we need to continue as if nothing has changed.

     So we can't go and collectively share information with them about an account. We cannot go to an account jointly together. We certainly can't agree not to compete on an account. In fact, all of that is legally prohibited. It's not just good common sense, but it's also the law of the land. Yeah, I just want to encourage you as you leave here today, we've got to think about AT&T and all of those respects as if, again, nothing has been announced.

     Obviously if we get closer and closer to the end of the year, there will be planning done on behalf of both companies, and if -- I'm sure it will be done as we did it when CINGULAR acquired AT&T wireless. It's done in a way that all of that information is protected, and there's only certain people that have access to it. It's not generally disseminated. It does not get into the hands of people that are making pricing decisions or product decisions or out competing for business for the reasons that again are obvious. And so I would just again encourage you to be mindful of that. We'll have more information out to that effect to reinforce its are but kind of at the get-go, is an important thing to remember.

     Communications-wise, (inaudible) and I got together and we did a couple of things. One was we kind of focused on what all the implications are of this. Does it change anything immediately? And we came up with a list of ten or so items that we are going to go out and look at more closely and I'll go through some of those. For example, we've got a set of product-related investments that we are making for this year. Do all of those need to be made? Well, probably some of them are probably natural emphasis through our global infrastructure. Some of them may not be. If there are any that are not as clear of an investment and clear of a payoff in a current period, we may suspend that. No decisions made on that this morning and that's something we are going to assess.

     We looked at the relationships that we have with various interexchange carriers. We had a longstanding relationship with Quest. We also have a new relationship that we struck with Sprint, both for resale of their services, Quest for TCM (ph) service, Sprint for NPLS (ph) services. Those will move forward. Again we have commitments to both of those companies, but we will obviously be assessing those as we go into this merger.

     When you look back at the leadership meeting we're planning for all of our sales managers and directors and above in early June, should we have it, should we not have it, we decided that we definitely should have it. And its focus will change, so it's really the focus of that meeting is going to be laying out a game plan for the next three years. Well, we've just been given the game plan for the next three years in some respects, but what we will need to continue to focus on is what is this year's commitment; what do we need to do, where are we, any of these decisions that we've picked through that we've made we will be sharing probably before then, but certainly in that meeting, so we could still have a discussion of that nature.

     That all then being said, the other thing that we did was we really listened intently to the analysts' call and all of the questions that were asked of the senior management of the two companies, what the implications of that were and again I think all of us left with again the common perspective that from an investor community standpoint or an analyst perspective that this is a very positive move for these two companies to make.

     The last part I guess that I want to make sure that I can communicate to you about the issue of force. You heard Duane say and of course came out on CNN this morning, that force does make up a part of the expected force reduction. There are really three principal components in the energies. One a big piece of it is network and IT. The anticipated benefit there is multifold as you can imagine, if you just think about the ways that these two companies can work together more effectively.

     First of all, for a lot of the traffic that we carry outside of our region, we would not need to either build capability nor would we need to source that from anyone else other than AT&T going forward.

     Conversely, as you know, they did a lot of business in region. A lot they do with our interconnection services group, a lot they do on their own facilities, as well as they do with all current access providers. Hopefully most of that obviously moves over to our network, going forward, as soon as practically possible. So you can imagine there's a set of synergy there where money is going outside of both corporations to other providers that in tomorrow's world will stay inside.

     IT, I thought they did -- this was the AT&T management. They did a great job talking about what they called project life speed. That is more are less their broadband IT TV initiative to the home. They have a very aggressive plan to put video over their network. What we are doing is referenced by them this morning is completely and wholly consistent with that. In other words, us getting 12 to 24 meg out to 75 percent of households over the next two years is completely consistent with the first building black in that strategy.

     The next building block up is the provisioning of video services over that band width and platform. So they are going to start looking at how do you take advantage then of what we are doing and conversely we'll be looking at how to take advantage of what they are planning from a video perspective. But us not having to develop that, in other words, being able to use what they have is a clear savings opportunity right out of the gate. The network and IT is a big part of the synergy.

     The second big part is in the brand, and that's probably the only part that I have a little bit of heartburn with, and that is that we're going to drop the CINGULAR brand. Because I think it's a great brand and it's been built from nothing to being one of most recognizable brands in the industry. But I think the upshot of that is we've got a strategic competitor in Verizon that markets with one brand across all services. Clearly we need to be in that same position of one brand across all services. So the decision was made and the plan is to do that under the AT&T brand. Obviously it's the most recognizable brand in telecommunications, and that will be going forward investment that will be made. But making that investment effectively, what was done was we took over the company, took the brand expenditures today for CINGULAR, for AT&T and for BellSouth, added all of those up together, benchmark them against Verizon, and the estimate is about 500 million or so in savings per year that can be gained just by marketing under one brand.

     Then the third component of that is obviously the force, and the force principally comes in the areas as Duane mentioned, clearly headquarters consolidation is probably one of the areas. There's some operational overlap. But if you think about, again, within business markets what we generally do, which is calling on customers, taking customer orders, provisioning services, in more cases than not, will continue to do exactly that post this merger as we did pre-merger.

     Again I think the focus for us should be on the fact that there's far more telecommunications business out in our region. It being given to someone else than there is today being given to us, and this merger puts us in a position of getting more of that, which creates more jobs internal to our world than it did the reductions that might occur vis-a-vis efficiency. Now I cannot say that we won't have any reduction and we don't have that information today. My commitment would be as we go along over the next six to eight months, I'll give you as much information as soon as we have it, either on an effective work group bases or a total and global basis in terms of what impact we see.

     But again I think in large part, we can secure our future by working on what we know to work on now, taking care of customers; that's direct customer facing in almost every respect.

     That all then being said, it's a great merger. I think in every respect, and I think it is a fantastic combination to most of what we need to do is what we are currently doing and I'd encourage you to continue to do that. That secures our future, personally, on an individual basis, and also helps us as a company. And third, you've just got to be careful that at the outset you're not cooperating in a manner with AT&T inconsistent with the fact that the merger has not closed.

     So those are the three fundamental messages, and I just want to open it up for any question or comment or observation that you might have.

     Q. I WAS READING MARIA'S COLUMN THIS MORNING AND HER CONCERN WAS NOTHING AGAINST THE MERGER, BUT THE LOSS OF BELLSOUTH AS A COMMUNITY ASSET, AND I'D EXPECT OTHER CITIES ARE SAYING THE SAME THING WHAT DO WE DO TO TALK TO THE CHAMBERS OF COMMERCE AND THE UNITED WAYS AND THINGS TO SAY THAT IT STAYS RELATIVE OR HERE IS WHAT THE FUTURE LOOKS LIKE?

     DICK ANDERSON: I think that's a great question. The thing that I think BellSouth is good for and has been so noteworthy is our involvement in the community. And it's not just that it's good business, but it really has positioned us well as towards how we do business. So I think that was well understood by AT&T, quite frankly, and some of those -- I'm talking about (inaudible) had pulled back out of local communities and really suffered from that, both from a business and regulatory perspective. So they made a commitment, in fact, made a commitment in a letter to Duane that they would continue to fund our charitable giving and continue to be involved in the community, maintain the nine state headquarters organization because of the benefits that occurred to those. And then it comes down to we are going to communicate that and it is probably going to be person to person. When I leave here I'm going to the Chamber of Commerce of all places, not based on that question, but based on having the knowledge that that's going to be a high concern of theirs.

     I'm the chair for the Atlanta Chamber next year, so I plan to be here and I plan to help AT&T then in the same way that BellSouth has been a major player for us in the City of Atlanta. I think it's one of the more important distinctives of BellSouth has been that community role. So we have the commitment from them and we certainly intend to kind of keep up the tradition.

     Q. THANK YOU FOR TAKING TIME TO BE HERE. LET'S TALK ABOUT THE ELEPHANT IN THE ROOM, AND THAT IS THE IMPENDING POSSIBLE LAYOFFS. I'M WONDERING IN THE ARTICLE THIS MORNING ON AJC, ONE OF THE MESSAGES THEY WERE BRINGING OUT IS THIS IS THE THIRD HIT FOR THE CITY OF ATLANTA. FIRST WAS THE DOWNSIZING OF DELTA, AND THEN THE LOSS OF THE PLANTS FROM GM AND FORWARD, AND NOW BELLSOUTH WHICH WAS A STRONG COMMUNITY LEADER IS GOING TO BE PART OF A MUCH LARGER CORPORATION. WHAT I'M SAYING HERE IS JUST THAT MAYBE NOT MORE OF A QUESTION, BUT LET'S TAKE TWO PARTS. NO. 1, WHAT ARE WE DOING TO COMMUNICATE TO OUR POLITICAL LEADERS AND COMMUNITY LEADERS TO SAY WE ARE GOING TO DO EVERYTHING WE CAN TO MAKE THIS AS SOFT AS POSSIBLE, BECAUSE THIS IS A THIRD HIT FOR THIS CITY. SECONDLY, I'M THINKING THAT SINCE THIS IS A MAJOR CHANGE AND WHERE WE'RE GOING, WE HAVE A LOT OF PEOPLE WITH A LOT OF YEARS THAT MAY SAY, HEY, I MIGHT BE READY TO LEAVE, IT WOULD BE QUITE GOOD FOR THE COMMUNITY AND FOR THE POLITICAL ENVIRONMENT TO SAY, BELLSOUTH WILL DO WHATEVER IT CAN UNTIL WE HAVE THIS MERGER TO AVOID HAVING TO HAVE INVOLUNTARY LAYOFFS AT THIS TIME.

     DICK ANDERSON: Good point. What we did do yesterday, on Sunday we had a conference call, and more or less, that falls to principally our state president, I don't know if you saw Ron Price or not, Channel 11 this morning, where I saw him, I think he was on all three, but the lead for the corporation in terms of communication of political leaders.

     Now, the City of Atlanta because of Duane's prominence, it also falls to him and I'm sure he's been in contact with the governor and the mayor this morning as well. But in addition in my role at the chamber, I'll be communicating not only with the chamber and its leadership which is the business leadership, but also communicate with the political infrastructure of the State of Georgia as well. That is the message.

     We think that No. 1, this is going to by virtue of having the regional headquarters of the southeast region of AT&T and CINGULAR located here, there is going to be significant jobs in the City of Atlanta. In fact, one of our board members, Jim Blanchard today at noon spoke at the rotary club and he said, you know, while there may be some cities that end up net losers, in his mind, as a member of our board, he did not see Atlanta being one of those, and that was to a pretty broad and influential audience.

     We cannot say there won't be any impact; that would be naive to say, but I don't think it's going to be nearly as dramatic as you might think. In fact, one of the things I would encourage you to do is go on the AT&T Website and just look at the 2004 annual report which is on there. Go and look at their management structure which is in that annual report. I did that last night just looking around at some of the things that they had, and what you'll see is everywhere that they made a regional bell operating company as an acquisition, as you'll recall, Pacific Telesis was the first, Ameritech, Southern New England, now obviously ourselves, what you'll see is that they still have a president and CEO for those regions. They have executive leadership in those regions for networks for sales, consumer, external affairs, and in our case, they committed to maintain state headquarters in our nine states.

     I think it's going to be pretty clear as we move forward that we are very committed to the City of Atlanta. One that might go up as well, Georgia Pacific, and then Scientific Atlanta being bought out by Cisco. The City of Atlanta really has been hit by a number of different corporate restructuring-type moves and probably just goes to show you how dynamic these industries are. GM is not in our industry, but those are the kind of commitments that we are making. We're saying that the foundation continues, contributions, we're saying that employment is not nearly as much at risk as other people might think, and CINGULAR is going to remain here. I think it's a pretty strong commitment, not just in Atlanta but in other states as well, but a very valid point.

     What's your opinion about CINGULAR brand versus AT&T brand? I could be curious in hearing your reaction to that. Anybody?

     Q. INAUDIBLE.

     DICK ANDERSON: So your perspective of AT&T and wireless is (inaudible). Any other thoughts?

     Q. INAUDIBLE.

     DICK ANDERSON: Not sure if we heard all of that on BTN, we are a little out of kilter without normal BTN. It is a little bit of a question of you've got can people make up their minds with this brand and it is a valued one; we dispose of AT&T wireless brand and put it under CINGULAR, and now it's going to go back to overall AT&T. I am confident that our advertising agency can certainly reposition it. I think it's going to be an uphill battle.

     If you think about, I think in terms of the changes we are contemplating now, it's kind of equally a big change for CINGULAR to tell you the truth. I've been on the board of CINGULAR for the last three years, and they are very much run as a separate entity. I suspect going forward that will be a little bit more integrated than it will separate, and that will be good from a product and service planning perspective, an integration like we talked about earlier, so we are representing the challenges for how they do business, the culture that they have established, obviously the brand. And so quite a bit of change over at CINGULAR this morning, as well as here at BellSouth.

     Q. SOMEONE BROUGHT UP EARLIER THIS MORNING, I HAVE NOT REALLY THOUGHT ABOUT IT IS, IS THAT WITH AT&T COMING ON BOARD, AS IT WERE, WHAT HAPPENS WITH BSLD?

     DICK ANDERSON: I think that BSLD as a separate entity so to speak would cease to exist. What I don't know the answer to honestly is what 272 obligations; meaning, we have to keep things separate. But those obligations still are there and for how long.

     There's something called sunset legislation which has not occurred yet to completely move that into the BSC network. So in the end game, I think we would not have a separate long-distance unit when we have just been acquired by a company that was in the long distance business.

     So I think over time that gets merged into something that would no longer have BSLD as an existing company and I don't know the time frame of that and I don't know what regulatory hurdles that we have to get over to get there.

     Again, thank you for your time and thank you for your commitment to BellSouth, and the new AT&T. Appreciate it.

     We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

     The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

     NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

     AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

MARCH 6, 2006                                              BELLSOUTH CORPORATION

                  VICE CHAIRMAN & PRESIDENT - BUSINESS MARKETS

                                  DICK ANDERSON

     DICK ANDERSON: Well, good afternoon, historic day, I guess. Man, not that we didn't anticipate this, but I'm not sure that anybody expected this this weekend. So what I wanted to do was make sure that not only that you had as much information as you could in terms of the voicemail, the e-mail that's been sent out, Duane speaking to you, but then specifically for the business market for getting more information as we have it, and more importantly perhaps just answering questions.

     It is an historic day, and I think most of the folks here in Atlanta, and I also wants to welcome everybody from our offices that are on the BTN as well as you can pull this stuff after and view it. It seemed like this again that a lot of us certainly had heard speculation about. Quite frankly it was funny, today I got an e-mail, it's automated: "Dear Richard Anderson, congratulations on your 25 years of service to BellSouth." And when you go to order what your 25-year service anniversary -- well, 25 years ago, of course I was hired by AT&T. That happened to be the company, South Central Bell. How many here were here 25 years ago or more? Okay, and so hired by either Southern Or South Central? I remember there were 22 operating companies of AT&T, there were a million employees of AT&T at that time. So the articles of putting them all back together are probably reminiscent of that, but this is clearly another a different Ma Bell, or your mother's bell or anything probably in between. This is a brand new company.

     And I think the first message that I had was -- is really one of optimism and excitement. I mean, I am very much enthusiastic about the process of us in combination with SBC and AT&T over or the new AT&T and CINGULAR. Really somebody said it well on CNN early this morning: It's a merger that makes so much sense that it hurts. Meaning that to not do it would definitely have been the wrong thing, which is Scott Cleveland, well known in our industry for making those kind of comments and observations. His point is simply that with this company, we'll have the best position in the enterprise business company on the globe and we'll have the most broadband subscribers of any company on the globe. We'll have the biggest wireless company of anyone. You put all of those together and we have a tremendous set of assets and tremendous company to operate with.

     So I think going forward and we were, quite frankly, putting together tactical plans, some of it strategic in terms of how we would operate in our marketplace -- a messenger of this type of scale. I think we could have been successful in certain parts of the market. The first VP meeting that we had at the first part of the year we talked about segmentation, certain parts of the market we thought we could win at, other parts of the market we were not going to be as successful at. We put our resources against those pieces of the market, and honestly, I think they will still be there and more available to us, but now with this merger when it's complete, I would say all of the business market is addressable by our new company. So I think from that standpoint while we were crafting the future for ourselves, particularly in this part of the market, wholesale and retail business operations, now the future has been virtually handed to us by virtue of this merger.

     Now you know all of the specifics now, but in case you haven't seen it, of course this is a $67 billion merger. Our stockholders get 1.325 shares of AT&T stock for every share that they own of BellSouth stock. That's an 18 percent or so premium over the price on Friday and also a 50 percent increase in the dividends. So all perspectives from that standpoint it's good for our shareholders and what I think we are most interested in talking about is the future. So let's keep talking about that.

     The other part I think that is very compelling about this is the wireless part. And probably as I've gone around, I've thought about it over the weekend, the combination of wireless services and wire line services is more in the future than it is knot in the present. We all know that there is definite synergies there. We have run one trial here with a company in Atlanta and another up in Chicago with what's called a fixed mobile converged product and that essentially is a dual-mode handset that operates out in your car and when you're mobile, and you come into the business it goes through the PBX and out over a broadband connection. That has an enormous

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM amount of application going forward and that can be marketed and sold under a single brand, of course will be AT&T. But more importantly the product development to get all of that done and to get it done ahead of someone like Verizon is best done with all three of these companies together, as opposed to the three of us trying to work against a common agenda.

     More than that, perhaps, when you think about what we're going to be able to do now from our southeastern base, in fact, I encourage you to do this, I went on-line last night myself and just looked at ATT.com, just to get some feel for what was out there relative to the merger announcement. But I had read some of this before but I read a little deeper last night and just looked at some of their business offerings.

     As an example they have just solidified MPLS, which of course is the emerging technology and will be the future product set. MPLS is in 127 countries, we don't have them in 127 countries, I don't think, right now. We have a strong southeastern base network but duplicating that and even if we had commercial agreement to have some kind of access to it, would be very, very difficult to do.

     I reached out to some of our larger customers this morning and talked to them, that's exactly what they said and they said, hey, this is the best combination possible. It brings our experienced BellSouth account reps, the relationship that we have, long history of service to our account with what they perceive as some of the best assets in the industry. I think there is an enormous upside in that respect.

     In the merger expectations itself, believe it or not there's not a lot of revenue upside built into the expectation. There's a little bit and there was an analyst call this morning at 10:00 AM that the leadership team of the business market group set in on working through for about an hour that was a presentation of Duane and Ed Whitacre and others for AT&T for the analyst community. There was a lot of discussion there about the technology, about conversion of wireline and wireless, and specifically about the business market and how it helped BellSouth address that marketplace.

     But the one thing that really came through from that for me in terms of upside is that they had not counted on, yet, a lot of revenue upside potential. One number I want to throw out to you here as well as the folks on the broadcast, during the last couple of months since the formation of business markets group, we've been doing a lot of work to really look at customer base. In other words, how much of the base did we have, how much were they spending in total telecom spend, where were we best positioned to go get a bigger share of customers overall? And that's what we talked about segmentation in the last meeting, that was referencing that.

     But what we found and as we looked at this was in the southeastern market, from a business customers perspective, there's about ten billion spent on telecom services that doesn't include equipment like PBX and routers. Those are purely the primary services that we sell today, ten billion. We have about 38 percent of that today in the southeast, about a 38 percent share, and that differs by market. In other words, some markets we have a little bit more, some we have a little bit less, and pretty consistently it's in that 30 to 38 percent range; meaning that there is a significant amount of upside. Certainly part of that AT&T has. You put the two of those together, we'll have an even bigger share. Even more than that, our telecom dollars being spent with others.

     When we think about future in terms of security growth and the potential of this new company, it's in markets like that where there's no reason from an end perspective, a product brand standpoint point, out of region on or globally where we can't compete for every dollar that's in the southeast. And I think that is part of, in the merger agreement thus far, at least the expectation is not held out as a significant issue. In other words, that will be over and above what's planned for the value that comes out of there.

     So having said that, I think it is exciting, for many of us if you were here 25 years ago, it's effectively is putting back together aspects of the company that we were hired by but it's a much different company. Our future is much more secure with that combination in place.

     But then it raises several questions. What can he do immediately, and perhaps what should we not do? And I want to address both of those.

     What we can do and really, quite frankly, what I want to encourage you to do is we've got to remain focused on today's work. I mean, that goes without saying, but we have customers every day that are placing orders with us, we've got customers that are running their business based on our services. They are expecting the services that we provide them to be up, be running, they are expecting their account executives to be there helping them decide on what the next thing to do is, and that has got to be and should be our focus.

     Because if you think about it, again, that puts us in the best position long term. The customer now looks at us when we call on them or

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM whoever we are dealing with them, they are thinking about it in a new light, post-8:00 this morning. They are thinking about it as a global player, not just a non-southeastern United States, southeastern United States player.

     So our position is going to be enhanced, I think, from a position perspective. But today's products and services are exactly what we've been selling and that's what we need to keep selling and support. So I would encourage you to continue to do that, as well as we have commitments to meet this year, part and parcel to this being successfully competed obviously is that we continue our progress this year and we end this year in a good position, so when this merger is consummated, all of the financial benefits are there for our shareholders. So it's very important that we make our commitment this year, and I have every confidence that we'll be able to do that.

     What can we not do? And that's probably a little bit more not perhaps as obvious and certainly may not even be natural, but what we cannot do is we cannot walk out of here today and go partner with AT&T. In other words, AT&T today is our competitor in many respects, and in some respects is our largest customer in wholesale and in some other respects is a commercial partner that we buy services from. So all three of those, as a competitor, as a customer and as a commercial partner, we need to continue as if nothing has changed.

     So we can't go and collectively share information with them about an account. We cannot go to an account jointly together. We certainly can't agree not to compete on an account. In fact, all of that is legally prohibited. It's not just good common sense, but it's also the law of the land. Yeah, I just want to encourage you as you leave here today, we've got to think about AT&T and all of those respects as if, again, nothing has been announced.

     Obviously if we get closer and closer to the end of the year, there will be planning done on behalf of both companies, and if -- I'm sure it will be done as we did it when CINGULAR acquired AT&T wireless. It's done in a way that all of that information is protected, and there's only certain people that have access to it. It's not generally disseminated. It does not get into the hands of people that are making pricing decisions or product decisions or out competing for business for the reasons that again are obvious. And so I would just again encourage you to be mindful of that. We'll have more information out to that effect to reinforce its are but kind of at the get-go, is an important thing to remember.

     Communications-wise, (inaudible) and I got together and we did a couple of things. One was we kind of focused on what all the implications are of this. Does it change anything immediately? And we came up with a list of ten or so items that we are going to go out and look at more closely and I'll go through some of those. For example, we've got a set of product-related investments that we are making for this year. Do all of those need to be made? Well, probably some of them are probably natural emphasis through our global infrastructure. Some of them may not be. If there are any that are not as clear of an investment and clear of a payoff in a current period, we may suspend that. No decisions made on that this morning and that's something we are going to assess.

     We looked at the relationships that we have with various interexchange carriers. We had a longstanding relationship with Quest. We also have a new relationship that we struck with Sprint, both for resale of their services, Quest for TDM service, Sprint for MPLS services. Those will move forward. Again we have commitments to both of those companies, but we will obviously be assessing those as we go into this merger.

     When you look back at the leadership meeting we're planning for all of our sales managers and directors and above in early June, should we have it, should we not have it, we decided that we definitely should have it. And its focus will change, so it's really the focus of that meeting is going to be laying out a game plan for the next three years. Well, we've just been given the game plan for the next three years in some respects, but what we will need to continue to focus on is what is this year's commitment; what do we need to do, where are we, any of these decisions that we've picked through that we've made we will be sharing probably before then, but certainly in that meeting, so we could still have a discussion of that nature.

     That all then being said, the other thing that we did was we really listened intently to the analysts' call and all of the questions that were asked of the senior management of the two companies, what the implications of that were and again I think all of us left with again the common perspective that from an investor community standpoint or an analyst perspective that this is a very positive move for these two companies to make.

     The last part I guess that I want to make sure that I can communicate to you about the issue of force. You heard Duane say and of course

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM came out on CNN this morning, that force does make up a part of the expected force reduction. There are really three principal components in the energies. One a big piece of it is network and IT. The anticipated benefit there is multifold as you can imagine, if you just think about the ways that these two companies can work together more effectively.

     First of all, for a lot of the traffic that we carry outside of our region, we would not need to either build capability nor would we need to source that from anyone else other than AT&T going forward.

     Conversely, as you know, they did a lot of business in region. A lot they do with our interconnection services group, a lot they do on their own facilities, as well as they do with all current access providers. Hopefully most of that obviously moves over to our network, going forward, as soon as practically possible. So you can imagine there's a set of synergy there where money is going outside of both corporations to other providers that in tomorrow's world will stay inside.

     IT, I thought they did -- this was the AT&T management. They did a great job talking about what they called Project LightSpeed. That is more are less their broadband IT TV initiative to the home. They have a very aggressive plan to put video over their network. What we are doing is referenced by them this morning is completely and wholly consistent with that. In other words, us getting 12 to 24 meg out to 75 percent of households over the next two years is completely consistent with the first building black in that strategy.

     The next building block up is the provisioning of video services over that band width and platform. So they are going to start looking at how do you take advantage then of what we are doing and conversely we'll be looking at how to take advantage of what they are planning from a video perspective. But us not having to develop that, in other words, being able to use what they have is a clear savings opportunity right out of the gate. The network and IT is a big part of the synergy.

     The second big part is in the brand, and that's probably the only part that I have a little bit of heartburn with, and that is that we're going to drop the CINGULAR brand. Because I think it's a great brand and it's been built from nothing to being one of most recognizable brands in the industry. But I think the upshot of that is we've got a strategic competitor in Verizon that markets with one brand across all services. Clearly we need to be in that same position of one brand across all services. So the decision was made and the plan is to do that under the AT&T brand. Obviously it's the most recognizable brand in telecommunications, and that will be going forward investment that will be made. But making that investment effectively, what was done was we took over the company, took the brand expenditures today for CINGULAR, for AT&T and for BellSouth, added all of those up together, benchmark them against Verizon, and the estimate is about 500 million or so in savings per year that can be gained just by marketing under one brand.

     Then the third component of that is obviously the force, and the force principally comes in the areas as Duane mentioned, clearly headquarters consolidation is probably one of the areas. There's some operational overlap. But if you think about, again, within business markets what we generally do, which is calling on customers, taking customer orders, provisioning services, in more cases than not, will continue to do exactly that post this merger as we did pre-merger.

     Again I think the focus for us should be on the fact that there's far more telecommunications business out in our region. It being given to someone else than there is today being given to us, and this merger puts us in a position of getting more of that, which creates more jobs internal to our world than it did the reductions that might occur vis-a-vis efficiency. Now I cannot say that we won't have any reduction and we don't have that information today. My commitment would be as we go along over the next six to eight months, I'll give you as much information as soon as we have it, either on an effective work group bases or a total and global basis in terms of what impact we see.

     But again I think in large part, we can secure our future by working on what we know to work on now, taking care of customers; that's direct customer facing in almost every respect.

     That all then being said, it's a great merger. I think in every respect, and I think it is a fantastic combination to most of what we need to do is what we are currently doing and I'd encourage you to continue to do that. That secures our future, personally, on an individual basis, and also helps us as a company. And third, you've just got to be careful that at the outset you're not cooperating in a manner with AT&T inconsistent with the fact that the merger has not closed.

     So those are the three fundamental messages, and I just want to open it up for any

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM question or comment or observation that you might have.

     Q. I WAS READING MARIA'S COLUMN THIS MORNING AND HER CONCERN WAS NOTHING AGAINST THE MERGER, BUT THE LOSS OF BELLSOUTH AS A COMMUNITY ASSET, AND I'D EXPECT OTHER CITIES ARE SAYING THE SAME THING WHAT DO WE DO TO TALK TO THE CHAMBERS OF COMMERCE AND THE UNITED WAYS AND THINGS TO SAY THAT IT STAYS RELATIVE OR HERE IS WHAT THE FUTURE LOOKS LIKE?

     DICK ANDERSON: I think that's a great question. The thing that I think BellSouth is good for and has been so noteworthy is our involvement in the community. And it's not just that it's good business, but it really has positioned us well as towards how we do business. So I think that was well understood by AT&T, quite frankly, and some of those -- I'm talking about (inaudible) had pulled back out of local communities and really suffered from that, both from a business and regulatory perspective. So they made a commitment, in fact, made a commitment in a letter to Duane that they would continue to fund our charitable giving and continue to be involved in the community, maintain the nine state headquarters organization because of the benefits that occurred to those. And then it comes down to we are going to communicate that and it is probably going to be person to person. When I leave here I'm going to the Chamber of Commerce of all places, not based on that question, but based on having the knowledge that that's going to be a high concern of theirs.

     I'm the chair for the Atlanta Chamber next year, so I plan to be here and I plan to help AT&T then in the same way that BellSouth has been a major player for us in the City of Atlanta. I think it's one of the more important distinctives of BellSouth has been that community role. So we have the commitment from them and we certainly intend to kind of keep up the tradition.

     Q. THANK YOU FOR TAKING TIME TO BE HERE. LET'S TALK ABOUT THE ELEPHANT IN THE ROOM, AND THAT IS THE IMPENDING POSSIBLE LAYOFFS. I'M WONDERING IN THE ARTICLE THIS MORNING ON AJC, ONE OF THE MESSAGES THEY WERE BRINGING OUT IS THIS IS THE THIRD HIT FOR THE CITY OF ATLANTA. FIRST WAS THE DOWNSIZING OF DELTA, AND THEN THE LOSS OF THE PLANTS FROM GM AND FORWARD, AND NOW BELLSOUTH WHICH WAS A STRONG COMMUNITY LEADER IS GOING TO BE PART OF A MUCH LARGER CORPORATION. WHAT I'M SAYING HERE IS JUST THAT MAYBE NOT MORE OF A QUESTION, BUT LET'S TAKE TWO PARTS. NO. 1, WHAT ARE WE DOING TO COMMUNICATE TO OUR POLITICAL LEADERS AND COMMUNITY LEADERS TO SAY WE ARE GOING TO DO EVERYTHING WE CAN TO MAKE THIS AS SOFT AS POSSIBLE, BECAUSE THIS IS A THIRD HIT FOR THIS CITY. SECONDLY, I'M THINKING THAT SINCE THIS IS A MAJOR CHANGE AND WHERE WE'RE GOING, WE HAVE A LOT OF PEOPLE WITH A LOT OF YEARS THAT MAY SAY, HEY, I MIGHT BE READY TO LEAVE, IT WOULD BE QUITE GOOD FOR THE COMMUNITY AND FOR THE POLITICAL ENVIRONMENT TO SAY, BELLSOUTH WILL DO WHATEVER IT CAN UNTIL WE HAVE THIS MERGER TO AVOID HAVING TO HAVE INVOLUNTARY LAYOFFS AT THIS TIME.

     DICK ANDERSON: Good point. What we did do yesterday, on Sunday we had a conference call, and more or less, that falls to principally our state president, I don't know if you saw Ron Price or not, Channel 11 this morning, where I saw him, I think he was on all three, but the lead for the corporation in terms of communication of political leaders.

     Now, the City of Atlanta because of Duane's prominence, it also falls to him and I'm sure he's been in contact with the governor and the mayor this morning as well. But in addition in my role at the chamber, I'll be communicating not only with the chamber and its leadership which is the business leadership, but also communicate with the political infrastructure of the State of Georgia as well. That is the message.

     We think that No. 1, this is going to by virtue of having the regional headquarters of the southeast region of AT&T and CINGULAR located here, there is going to be significant jobs in the City of Atlanta. In fact, one of our board members, Jim Blanchard today at noon spoke at the rotary club and he said, you know, while there may be some cities that end up net losers, in his mind, as a member of our board, he did not see Atlanta being one of those, and that was to a pretty broad and influential audience.

     We cannot say there won't be any impact; that would be naive to say, but I don't think it's going to be nearly as dramatic as you might think. In fact, one of the things I would encourage you to do is go on the AT&T Website and just look at the 2004 annual report which is on there. Go and look at their management structure which is in that annual report. I did that last night just looking around at some of the things that they had, and what you'll see is everywhere that they made a regional bell operating company as an acquisition, as you'll recall, Pacific Telesis was the first, Ameritech, Southern New England, now obviously ourselves, what you'll see is that they still have a president and CEO for those regions. They have executive leadership in those regions for networks

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM for sales, consumer, external affairs, and in our case, they committed to maintain state headquarters in our nine states.

     I think it's going to be pretty clear as we move forward that we are very committed to the City of Atlanta. One that might go up as well, Georgia Pacific, and then Scientific Atlanta being bought out by Cisco. The City of Atlanta really has been hit by a number of different corporate restructuring-type moves and probably just goes to show you how dynamic these industries are. GM is not in our industry, but those are the kind of commitments that we are making. We're saying that the foundation continues, contributions, we're saying that employment is not nearly as much at risk as other people might think, and CINGULAR is going to remain here. I think it's a pretty strong commitment, not just in Atlanta but in other states as well, but a very valid point.

     What's your opinion about CINGULAR brand versus AT&T brand? I could be curious in hearing your reaction to that. Anybody?

     Q. INAUDIBLE.

     DICK ANDERSON: So your perspective of AT&T and wireless is (inaudible). Any other thoughts?

     Q. INAUDIBLE.

     DICK ANDERSON: Not sure if we heard all of that on BTN, we are a little out of kilter without normal BTN. It is a little bit of a question of you've got can people make up their minds with this brand and it is a valued one; we dispose of AT&T wireless brand and put it under CINGULAR, and now it's going to go back to overall AT&T. I am confident that our advertising agency can certainly reposition it. I think it's going to be an uphill battle.

     If you think about, I think in terms of the changes we are contemplating now, it's kind of equally a big change for CINGULAR to tell you the truth. I've been on the board of CINGULAR for the last three years, and they are very much run as a separate entity. I suspect going forward that will be a little bit more integrated than it will separate, and that will be good from a product and service planning perspective, an integration like we talked about earlier, so we are representing the challenges for how they do business, the culture that they have established, obviously the brand. And so quite a bit of change over at CINGULAR this morning, as well as here at BellSouth.

     Q. SOMEONE BROUGHT UP EARLIER THIS MORNING, I HAVE NOT REALLY THOUGHT ABOUT IT IS, IS THAT WITH AT&T COMING ON BOARD, AS IT WERE, WHAT HAPPENS WITH BSLD?

     DICK ANDERSON: I think that BSLD as a separate entity so to speak would cease to exist. What I don't know the answer to honestly is what 272 obligations; meaning, we have to keep things separate. But those obligations still are there and for how long.

     There's something called sunset legislation which has not occurred yet to completely move that into the BSC network. So in the end game, I think we would not have a separate long-distance unit when we have just been acquired by a company that was in the long distance business.

     So I think over time that gets merged into something that would no longer have BSLD as an existing company and I don't know the time frame of that and I don't know what regulatory hurdles that we have to get over to get there.

     Again, thank you for your time and thank you for your commitment to BellSouth, and the new AT&T. Appreciate it.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM

AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

----------
                                              ...when all is said, we're done(R)

FASTSCRIPTS (R) by ASAP Sports
T. 01.631.425.2701 F. 01.631.425.6116

                    VISIT OUR ARCHIVES AT WWW.ASAPSPORTS.COM